UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 22, 2025
TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(Exact name of Registrant as specified in its charter)

Colorado		333-212006	84-0464189
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1100 W. 116th Avenue
Westminster	,	Colorado	80234
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (303) 452-6111
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01    Entry into a Material Definitive Agreement.
In September 2021, Tri-State Generation and Transmission Association, Inc. (“Tri-State”) filed with the Federal Energy Regulatory Commission (“FERC”) a modified contract termination payment methodology tariff as Rate Schedule No. 281 that provides a process should a utility member of Tri-State elect to withdraw from membership in Tri-State and terminate its wholesale electric service contract with Tri-State. The tariff process includes requirements for a two-year notice and the payment of a contract termination payment to Tri-State. In October 2021, FERC accepted the modified contract termination payment methodology, to be effective November 1, 2021, subject to refund. FERC set the matter for hearing and instituted a concurrent Federal Power Act section 206 proceeding to determine the justness and reasonableness of the modified methodology.
A hearing on the modified contract termination payment methodology occurred in May 2022 before an administrative law judge at FERC. On September 29, 2022, the administrative law judge issued an initial decision that endorsed the FERC trial staff modified balance sheet approach methodology (“Initial Decision”). In October 2022, Tri-State and other parties filed exceptions to the Initial Decision.
On December 19, 2023, FERC issued an order on the Initial Decision and affirmed in part, reversed in part, modified in part, and clarified the Initial Decision in part (“FERC December 19 Order”). Generally, FERC adopted a further modified version of FERC trial staff’s modified balance sheet approach methodology, referred to as the Adopted BSA. Tri-State and other parties have filed petitions for review of the FERC December 19 Order, which is fully briefed before the United States Court of Appeals for the Tenth Circuit.
We have filed multiple versions of revised Rate Schedule 281 with FERC as directed by FERC's compliance filing orders, including Rate Schedule 281 that we filed in May 2025 and accepted by FERC in August 2025 (“August 2025 Version Rate Schedule 281”).
On March 25, 2024, La Plata Electric Association, Inc. (“LPEA”) provided Tri-State a non-conditional two-year notice of intent to withdraw from membership in Tri-State, with an April 1, 2026, withdrawal effective date.
On September 22, 2025, Tri-State and LPEA entered into a Membership Withdrawal Agreement (“Withdrawal Agreement”) that Tri-State will file with FERC. The Withdrawal Agreement describes the practical action items and related rights and obligations of the parties involved with effectuating the withdrawal of LPEA from Tri-State’s membership. The Withdrawal Agreement provides for the following to occur effective as of the withdrawal date of April 1, 2026: (a) LPEA will withdraw from its membership in Tri-State, (b) certain specified contracts between Tri‑State and LPEA, including the Wholesale Electric Service Contract, dated July 1, 2007, will terminate, and (c) Tri‑State will retire and LPEA will relinquish its rights to any patronage capital retirement or allocation arising from its membership in Tri-State or Tri-State’s furnishing of wholesale electric service to LPEA.
Under the Withdrawal Agreement, LPEA is required to pay Tri-State prior to the April 1, 2026 withdrawal date the amount calculated pursuant to the FERC-accepted and effective version of Rate Schedule No. 281 as of thirty days prior to April 1, 2026 (“Final Payment Amount”). The Withdrawal Agreement specifies an estimated Final Payment Amount of $160,303,099.79 that was calculated in accordance with the August 2025 Version Rate Schedule 281. The Final Payment Amount specified in the Withdrawal Agreement is estimated because the patronage capital credit and regulatory liabilities credit that are part of the inputs in the Final Payment Amount are estimates. Thirty days prior to April 1, 2026, Tri-State will provide LPEA a finalized amount reflecting adjustments for patronage capital credit and regulatory liabilities credit or as otherwise directed by FERC.
The Withdrawal Agreement also provides for a Final Payment Amount true-up to occur in the event Rate Schedule No. 281 and amount paid are modified pursuant to a subsequent final and non-appealable FERC order.
The Withdrawal Agreement provides that the withdrawal of LPEA is subject to LPEA’s payment of the Final Payment Amount. In addition, the Withdrawal Agreement includes default provisions, including Tri-State termination rights of the Withdrawal Agreement for non-payment by LPEA of the Final Payment Amount and termination rights of either party for a material default. The Withdrawal Agreement becomes effective upon the date specified by FERC.
A copy of the Withdrawal Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.
Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.
Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, FERC’s acceptance of the terms contained in the Withdrawal Agreement, the Final Payment Amount, and if LPEA will withdraw. These statements are based on various assumptions, whether or not identified in this Current Report on or the exhibits hereto, and on the current expectations of management and are not predictions of actual events.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Membership Withdrawal Agreement, between Tri-State Generation and Transmission Association, Inc. and La Plata Electric Association, Inc., dated September 22, 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Date: September 23, 2025	By:	/s/ Bryan R. Davis
Bryan R. Davis
Senior Vice President/Chief Financial Officer